UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2009

PROSPECT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida		34109
(Address of Principal Executive Offices)		(Zip Code)

(239) 254-4481

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS AS PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED (FILE NO. 333-162116) DATED OCTOBER 28, 2009 (THE “PROXY STATEMENT/PROSPECTUS”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

Item 8.01 Other Events.

As previously announced, Prospect Acquisition Corp. (“Prospect”) has entered into an Agreement and Plan of Merger, dated September 8, 2009, as amended (the “Merger Agreement”), with Kennedy-Wilson, Inc. (“Kennedy-Wilson”) and KW Merger Sub Corp. (“Merger Sub”), a wholly-owned subsidiary of Prospect, pursuant to which Merger Sub will merge with and into Kennedy-Wilson, with Kennedy-Wilson continuing as the surviving corporation and a wholly-owned subsidiary of Prospect (the “Merger”).

On November 6, 2009, Kennedy-Wilson informed Prospect that the Merger Agreement and Merger had been approved by the requisite holders of common stock and preferred stock of Kennedy-Wilson. The consummation of the Merger remains subject to a number of closing conditions, including, without limitation, approval of the Merger Agreement and the Merger by the stockholders of Prospect.

Where to Find Additional Information

Prospect has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, declared effective by the SEC on October 28, 2009, which contains a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a definitive proxy statement in connection with the proposed Merger and has mailed the definitive proxy statement and other relevant documents to Prospect stockholders. Stockholders of Prospect and other interested persons are advised to read Prospect’s definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because it contains important information about Kennedy-Wilson, Prospect and the proposed Merger. Stockholders may obtain a copy of the definitive proxy statement, without charge, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this report regarding the proposed Merger between Prospect and Kennedy-Wilson, and any other statements relating to future results, strategy and plans of Kennedy-Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words “will”, “may”, “intend”, “expect” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy-Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy-Wilson’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  Additional information on these and other factors that may cause actual results and Prospect’s performance to differ materially is included in Prospect’s periodic reports filed with the SEC, including but not limited to Prospect’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q and Prospect’s Registration Statement on Form S-4, which includes Prospect’s Proxy Statement/Prospectus.  Copies may be obtained by contacting Prospect or the SEC.  Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009	PROSPECT ACQUISITION CORP.

	By:	/s/ David Minella
Name: David Minella
Title: Chief Executive Officer